UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Russ Berrie and Company, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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RUSS BERRIE AND COMPANY, INC.
1800 Valley Road
Wayne, New Jersey 07470
Important Notice Regarding the Availability of Proxy Materials for the 2009 Annual Meeting of Shareholders of Russ Berrie and Company, Inc. to Be Held at 10:00 a.m., local time, on Tuesday, September 22, 2009 at the headquarters of our LaJobi subsidiary, 257 Prospect Plains Road, Suite A, Cranbury, New Jersey 08512.
(1) This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
(2) The Proxy Statement, Annual Report on Form 10-K for the year ended December 31, 2008, and Amendment No. 1 to Annual Report on Form 10-K for the year ended December 31, 2008 are available at: www.cfpproxy.com/5404.
(3) If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before September 10, 2009 to facilitate timely delivery.
The 2009 Annual Meeting of Shareholders of the Company will be held this year for the following purposes:
1.	To elect eight directors to serve until the next Annual Meeting of Shareholders and until their successors shall have been elected and qualified;
2.	To approve an amendment to the Company’s Restated Certificate of Incorporation to change the name of the Company to “Kid Brands, Inc.”; and
3.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
The Board of Directors recommends that you vote FOR proposals (1) and (2).
This Notice also constitutes notice of the 2009 Annual Meeting of Shareholders of Russ Berrie and Company, Inc. Only shareholders of record at the close of business on July 31, 2009 are entitled to notice of and to vote at such meeting, or any adjournment or postponement thereof.
You may vote on-line, by phone, by mail or in person. If you wish to vote on-line or by phone, you will need your Shareholder Control Number which can be found in the bottom right hand corner of this notice and the web address and/or toll-free phone number, both of which will be included on the proxy card. No other personal information will be required in order to vote in this manner. If you wish to vote by mail, you can request a paper copy of the materials, which will include a proxy card and a Business Reply Envelope. If you wish to vote in person at the Annual Meeting, please check our Proxy Statement for special requirements for meeting attendance and voting in person. Directions to attend the 2009 Annual Meeting where you may vote in person can be found in the Proxy Statement.
You may access the following proxy materials at www.cfpproxy.com/5404: Letter to Stockholders; Notice of the 2009 Annual Meeting of Shareholders; 2009 Proxy Statement; Annual Report on Form 10-K for the year ended December 31, 2008 and Amendment No. 1 thereto; any amendments to the foregoing materials that are required to be furnished to shareholders.
To request a paper or e-mail copy of these items, you will need your Shareholder Control Number that can be found in the lower right hand corner of this letter. Then, either:
• Call our toll-free number, (800) 951-2405; or
• Visit our website at http://www.cfpproxy.com/5404
• Send us an email at fulfillment@rtco.com.
and enter the Shareholder Control Number when prompted or, if you send us an email, enter it in the subject line.
You will have the opportunity to make a request to receive paper or e-mail copies for all future meetings (which you may later revoke at any time) or only for the 2009 Annual Meeting of Shareholders.

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